UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a - 101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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MACKINAC FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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130 South Cedar Street
Manistique, Michigan 49854
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 24, 2007
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Mackinac Financial Corporation (the “Corporation”), a Michigan corporation, will be held on Thursday, May 24, 2007, at 4:00 p.m. EDT, at The Community House, 380 S. Bates Street, Birmingham, Michigan 48009, for the following purposes:
1.	To elect two (2) Directors, each to hold office for a three-year term.

2.	To transact such other business as may properly come before the annual meeting, all in accordance with the accompanying proxy statement.
The Board of Directors has fixed April 16, 2007, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment of the meeting.
By order of the Board of Directors
/s/ Paul D. Tobias
Paul D. Tobias
Chairman and Chief Executive Officer
Your vote is important. Even if you plan to attend the meeting, please date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it promptly in the enclosed envelope. Note that if the stock is held in more than one name, all parties must sign the proxy form.
Dated: April 27, 2007

130 South Cedar Street
Manistique, Michigan 49854
PROXY STATEMENT
This proxy statement and the enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Mackinac Financial Corporation (the “Corporation”), a Michigan corporation, to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Thursday, May 24, 2007, at 4:00 p.m. EDT, at The Community House, 380 S. Bates Street, Birmingham, Michigan 48009, for the purposes set forth in the accompanying notice and in this proxy statement.
This proxy statement is being mailed on or about April 27, 2007, to all holders of record of common stock of the Corporation as of the record date. The Board of Directors of the Corporation has fixed the close of business on April 16, 2007, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment of the meeting. As of the record date, there were 3,428,695 shares of common stock outstanding. Each outstanding share will entitle the holder to one vote on each matter presented for vote at the meeting.
If a proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the proxy will be voted at the meeting and any adjournment of the meeting. If a shareholder specifies a choice, the proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted for the election of all of the nominees named in the proxy statement and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting. A proxy may be revoked before exercise by notifying the Chief Executive Officer of the Corporation in writing or in open meeting, by submitting a proxy of a later date or attending the meeting and voting in person. All shareholders are encouraged to date and sign the enclosed proxy, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.
Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting, who are appointed by the Corporation. A plurality of the votes cast at the meeting is required to elect the nominees as Directors of the Corporation. The two nominees who receive the largest number of affirmative votes cast at the meeting will be elected as Directors. Shares not voted at the meeting, whether by broker nonvote, or otherwise, will not be treated as votes cast at the meeting and will have no effect on the outcome of the voting. An abstention will have no effect on the voting for Directors.
ELECTION OF DIRECTORS
The Bylaws of the Corporation provide for a Board of Directors consisting of a minimum of five (5) and a maximum of sixteen (16) members. The Board of Directors has fixed the number of Directors at nine (9). The Articles of Incorporation of the Corporation and the Bylaws also provide for the division of the Board of Directors into three (3) classes of nearly equal size with staggered three-year terms of office. Two persons have been nominated for election to the Board, each to serve a three-year term expiring at the 2010 Annual Meeting of Shareholders.
Unless otherwise directed by a shareholder’s proxy, the persons named as proxy holders in the accompanying proxy will vote for Messrs. Stark and Tobias, the nominees named below. Messrs. Stark and Tobias are currently Directors of the Corporation, and its subsidiary, mBank (the “Bank”), and members of the class of Directors of the Corporation whose terms expire at the 2007 Annual Meeting. In the event that any of the nominees shall become unavailable, which is not anticipated, the Board of Directors at its discretion, may reduce the number of Directors or designate substitute nominees, in which event the enclosed proxy will be voted for such substitute nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.
The Board of Directors recommends a vote FOR the election of Messrs. Stark and Tobias, the two persons nominated by the Board.

Information About Directors and Nominees
Director Information
The following information has been furnished to the Corporation by the respective Directors. Each of them has been engaged in the occupations stated below during the periods indicated, or if no period is indicated, for more than five years.
     Nominees Standing for Election as Directors

			Director of
			Corporation
For Terms Expiring in 2010	Age	Principal Occupation	Since
Eliot R. Stark (See below for prior occupations)	54	Vice Chairman of the Corporation from November 2006 to present, Executive Vice President and Chief Financial Officer of the Corporation and the Bank from December 2004 to October 2006.	2004

Paul D. Tobias (See below for prior occupations)	56	Chairman and Chief Executive Officer of the Corporation and Chairman of the Bank from December 2004 to present.	2004
     Continuing Directors

			Director of
			Corporation
Directors Whose Terms Expire in 2008	Age	Principal Occupation	Since
Dennis B. Bittner	58	Owner and President, Bittner Engineering, Inc.	2001

Joseph D. Garea	52	Investment Advisor, Managing Partner Hancock Securities	2007

Kelly W. George	39	President and Chief Executive Officer of mBank and President of Mackinac Financial Corporation	2006

L. Brooks Patterson	68	County Executive, Oakland County, Michigan	2006

			Director of
			Corporation
Directors Whose Terms Expire in 2009	Age	Principal Occupation	Since
Walter J. Aspatore	64	Investment Banking, Chairman Amherst Partners	2004

Robert H. Orley	51	Real Estate Developer, Vice President and Secretary of Real Estate Investment Group, Inc.	2004

Randolph C. Paschke	57	From May 1970 to August 2002 – worked in Tax Services at Arthur Andersen, LLP. Served as a partner in Arthur Andersen, LLP from September 1982 until August 2002. Served as Managing Partner – U.S. International Tax Trade Services at Arthur Andersen, LLP from 2001-2002. Served as Managing Partner-Great Lakes International Tax Services at Arthur Andersen, LLP from 1999-2001. From August 2002 to present-Chair, Department of Accounting in the School of Business Administration at Wayne State University.	2004

The Corporation’s Board has considered the independence of the nominees for election at the Annual Meeting, the continuing Directors and Mr. Bess (who was a director throughout 2006 and until February 2007) under the rules of the Nasdaq Stock Market (“Nasdaq”). The Board has determined that all of the nominees and continuing Directors are independent under Nasdaq rules except Mr. Tobias, Chairman and Chief Executive Officer of the Corporation and Chairman of the Bank, Mr. George, President and Chief Executive Officer of the Bank and President of the Corporation, and Mr. Stark, Vice Chairman of the Corporation. Messrs. Tobias, George, and Stark are not independent because of their services as Executive Officers of the Corporation. Mr. Bess was not independent because of his service as Vice Chairman of the Corporation until his resignation in February 2007.
Executive Officers
The Executive Officers of the Corporation serve at the pleasure of the Board of Directors. Set forth below are the current Executive Officers of the Corporation and a brief explanation of their principal employment during the last five years. Additional information concerning employment agreements of Executive Officers of the Corporation is included elsewhere in the Proxy under the heading “Executive Compensation.”
Paul D. Tobias – Age 56 – Chairman of the Board and Chief Executive Officer. Mr. Tobias was appointed to his present position with the Corporation and as Chairman of the Bank on December 16, 2004. Mr. Tobias was appointed Chief Executive Officer of the Bank in July 2005. Prior to this, Mr. Tobias served as Chief Executive Officer of Munder Capital Management from April of 1995 to October 1999. From January of 2000 to the present, he has also served as Chairman and Chief Executive Officer of Mackinac Partners, LLC.
Kelly W. George – Age 39 – President of the Corporation and President and Chief Executive Officer of the Bank. Prior to his appointment as President of the Corporation in November of 2006, he served as President of the Bank from August 2005 and prior to that as Executive Vice President and Chief Lending Officer from August 2003. Prior to joining the Bank, Mr. George was Senior Vice President/Chief Lending Officer for The Commercial and Savings Bank in Millersburg, Ohio, from 2001 to August of 2003.
Eliot R. Stark – Age 54 – Vice Chairman. Mr. Stark was appointed to his current position with the Corporation in November 2006. Prior to his current position with the Corporation he served as Executive Vice President and Chief Financial Officer of the Corporation and the Bank from December 2004 to October 2006. From June of 1995 to January of 2001, Mr. Stark served as Executive Vice President of Compuware Corporation. From January of 2001 to the present, he has served as the Managing Director of Mackinac Partners Consultants.
Ernie R. Krueger – Age 57 – Executive Vice President and Chief Financial Officer. Prior to his current position he served as Senior Vice President and Controller of the Corporation and the Bank from October 2003 to October 2006. Prior to joining the Corporation, Mr. Krueger served as a financial consultant from 1997 to 2000 with First Union Securities and from 2000 to 2002 with Smith Barney.
Board of Directors Meetings and Committees
Audit Committee
The Audit Committee is a separately-designated standing Committee of the Board of Directors established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee has responsibility for:
•	Appointing or replacing the Corporation’s independent auditors;

•	Overseeing the work of the independent auditors (including resolution of any disagreements between management and the auditors regarding financial reporting);

•	Reviewing the independent auditors’ performance, qualifications and independence;

•	Approving all auditing and permitted non-auditing services to be performed by the independent auditors with limited exceptions;

•	Reviewing the Corporation’s financial statements, internal audit function and system of internal controls;

•	Overseeing compliance by the Corporation with legal and regulatory requirements and with the Corporation’s Code of Business Conduct and Ethics; and

•	Producing the report required by federal securities regulations for inclusion in the Corporation’s Proxy Statement.
The Board of Directors has adopted a Charter for the Audit Committee. A copy of this Charter is filed as Appendix A with this proxy.
The current members of the Audit Committee are Messrs. Paschke (chairman), Aspatore and Orley, all of whom are independent, as independence for audit committee members is defined in Nasdaq’s listing standards. The Board has determined that Mr. Paschke is an “audit committee financial expert” as that term is defined by the Securities and Exchange Commission. The Audit Committee held 8 meetings in 2006. Messrs. Aspatore, Orley and Paschke all attended the majority of these meetings.
Nominating Committee
The Nominating Committee is responsible for:
•	Identifying new candidates who are qualified to serve as Directors of the Corporation;

•	Recommending to the Board of Directors the candidates for election to the Board and for appointment to the Board’s Committees; and

•	Considering any nominations for Director submitted by shareholders.
The current members of the Nominating Committee are Messrs. Aspatore (chairman), Garea and Patterson. In 2006, the Committee members were Messrs. Aspatore (chairman), Orley and Paschke. All members are independent under the Nasdaq Stock Market rules defining independence. The Nominating Committee held one meeting in 2006. Messrs. Aspatore, Orley and Paschke were in attendance.
The Board of Directors has adopted a Charter for the Nominating Committee. A copy of this Charter is being filed, as Appendix B, with this proxy. In the past, the committee has identified potential nominees through recommendations made by executive officers and non-management directors and has evaluated them based on their resumes and through references and personal interviews. No shareholder, other than an officer or director, has ever submitted a suggestion for a nominee, but if the committee were to receive such a suggestion, it expects it would evaluate that potential nominee in substantially the same manner.
The Nominating Committee will consider candidates nominated by shareholders in accordance with the procedures set forth in the Corporation’s Bylaws and Articles of Incorporation. Under the Corporation’s Bylaws and Articles of Incorporation, nominations other than those made by the Board of Directors or the Nominating Committee, must be made pursuant to timely notice in proper written form to the Secretary of the Corporation. To be timely, a shareholder’s request to nominate a person for election to the Board, together with the written consent of such person to serve as a Director, must be received by the Secretary of the Corporation not less than 60 nor more than 90 days prior to the first anniversary date of the Annual Meeting of Shareholders in the immediately preceding year. To be in proper written form, the notice must contain certain information concerning the nominee and the shareholder submitting the nomination.
With respect to each person proposed to be nominated, the Nominating Committee shall be provided with the following information: (i) the name, address (business and residence), date of birth, principal occupation or employment of such person (present and for the past five (5) years); (ii) the number of shares of the Corporation such person beneficially owns (as such term is defined by Section 13(d) of the Securities Exchange Act of 1934, as amended [the “Exchange Act”]); and (iii) any other information relating to such person that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of Directors pursuant to Section 14(a) of the Exchange Act. The Nominating Committee may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such person to serve as a Director of the Corporation. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in the Bylaws and Articles of Incorporation.
Compensation Committee
The current Compensation Committee of the Board of Directors is comprised of Messrs. Orley (chairman), Aspatore, Bittner, Garea and Paschke, each of whom is independent under the Nasdaq Stock Market rules defining independence. In 2006, the Committee members were Messrs. Orley (chairman), Aspatore and Paschke. One meeting of this Committee was held in 2006 with all members in attendance. This Committee’s primary functions are to recommend annually to the Board the salary of the Executive Officers, review with management the annual projected salary ranges and recommend those for Board approval, and review the written personnel policy and the employee benefit package annually. The primary responsibilities of the Compensation Committee are to ensure that the compensation available to the Board of Directors and officers of the Corporation:
•	Enables the Corporation to attract and retain high quality leadership;

•	Provides competitive compensation opportunities;

•	Supports the Corporation’s overall business strategy; and

•	Maximizes shareholder value.
The Compensation Committee does not currently operate under a charter. The Committee reviews management recommendations for contracts and compensation levels of all senior executive officers. The Committee considers these recommendations in reference to relative compensation levels of like-size financial institutions.
Attendance of Directors
The Board of Directors held a total of 8 meetings during 2006. No Director attended less than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which he served in 2006. There are no family relationships between or among any of the Directors, nominees, or Executive Officers of the Corporation.
Communication with Directors and Attendance at Annual Meetings
The Corporation’s Board provides a process for shareholders to send communications to the Board or any of the Directors. Shareholders may send written communications to the Board or any one or more of the individual Directors by mail, c/o Corporate Secretary, Mackinac Financial Corporation, 130 South Cedar Street, Manistique, MI 49854. All communications will be compiled by the Corporation’s Corporate Secretary and submitted to the Board or the individual Directors on a regular basis unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Corporation’s business, or communications that relate to improper or irrelevant topics.
It is the Corporation’s policy that all of the Directors and nominees for election as Directors at the Annual Meeting attend the Annual Meeting except in cases of extraordinary circumstances. All of the nominees for election at the 2006 Annual Meeting of Shareholders and all other Directors attended the 2006 Annual Meeting of Shareholders. The Corporation expects all nominees and Directors to attend the 2007 Annual Meeting.

Remuneration of Directors
The table below summarizes the compensation paid by the Corporation to non-employee directors for the fiscal year ended December 31, 2006.
Director Compensation

	Fees Earned or
	Paid in Cash	Option Awards	Total
Name	($)	($) (3)	($)
Walter J. Aspatore	24,200	9,342	33,542
Dennis B. Bittner	31,000	9,342	40,342
Joseph D. Garea (1)	—	—	—
Robert H. Orley	24,300	9,342	33,642
Randolph C. Paschke	27,600	9,342	36,942
L. Brooks Patterson (2)	12,200	5,060	17,260

(1)	Appointed as Director in 2007

(2)	Appointed as Director in July 2006

(3)	The amounts shown in this column constitute options granted under the 2000 Director and Officer Option Plan. The amounts equal the financial statement compensation cost for Stock Awards as reported in our consolidated statement of income for fiscal year 2006 and are valued based on the aggregate grant date fair value of the award determined pursuant to FAS 123R. See Note 17 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2006 for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to FAS 123R.
The members of the Board of Directors currently receive remuneration in the form of monthly attendance fees, committee fees and an annual retainer. For 2005 and 2006, the external, non-employee Directors of the Corporation and the Bank received an annual retainer of $15,000, and a fee of $750 for each meeting that was held by the Board of Directors of the Corporation and a $200 per meeting fee for each committee meeting of the Board that they participated in. In 2005, Messrs. Aspatore, Orley and Paschke received an award of 10,000 option shares to purchase the Corporation’s common stock. In 2006, commensurate with his appointment as a Board member, Mr. Patterson received an award of 10,000 option shares. Attendance is a requirement in order for the Directors to be paid the monthly fee. There is no anticipated change for Director remuneration in 2007.
The Corporation’s 2000 Stock Incentive Plan provides for the grant of options to eligible Directors (i.e., nonemployee Directors of the Corporation or the Bank) in addition to key employees. Options are granted at the discretion of the Compensation Committee of the Board of Directors of the Corporation. The term of each option is ten (10) years, subject to earlier termination in certain events, and the option price is 100% of fair market value on the date of grant. The options issued to Messrs. Tobias and Stark were granted at an exercise price of $9.75 per share, which was the fair market value of the Corporation’s common stock sold in the private placement to recapitalize the Corporation. In 2005, Messrs. Aspatore, Bittner, Paschke and Orley were each granted 10,000 option shares exercisable at $11.50 per share, which was the fair market value on the date of the grant. In 2006, Mr. Patterson was granted 10,000 option shares exercisable at $10.65, which was the fair market value on the date of the grant.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table summarizes compensation awarded to, earned by or paid to, our Executive Officers for 2006. The section of this Proxy Statement entitled “Compensation Discussion and Analysis” describes in greater detail the information reported in this table and the factors considered in setting Executive Compensation.

		Salary	Bonus	Option Awards	All Other	Total
Name and Principal Position	Year	($)	($)	($) (1)	($) (2)	($)
Paul D. Tobias	2006	225,000	15,000	109,204	16,190	365,394
Chairman and Chief Executive Officer of the Corporation Chairman of the Bank

C. James Bess	2006	113,942	—	—	6,703	120,645
Vice Chairman of the Corporation

Kelly W. George	2006	175,000	15,000	21,790	15,373	227,163
President of the Corporation President and Chief Executive Officer of the Bank

Eliot R. Stark	2006	200,000	—	78,003	15,498	293,501
Vice Chairman of the Corporation

Ernie R. Krueger	2006	135,000	10,000	12,160	29,910	187,070
Executive Vice President and Chief Financial Officer of the Corporation and the Bank

(1)	The amounts shown in this column constitute options granted under the 2000 Directors and Officer Option Plan. The amounts equal the financial statement compensation cost for Stock Awards as reported in our consolidated statement of income for fiscal year 2006 and are valued based on the aggregate grant date fair value of the award determined pursuant to FAS 123R. See Note 17 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2006 for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to FAS 123R. For further information on these awards, see the Grants of Plan-Based Awards table beginning on page 8 of this Proxy Statement.

(3)	Amounts in this column include the value of the following perquisites paid to the Executives in 2006. Perquisites are valued at actual amounts paid to each provider of such perquisites.
Grants of Plan-Based Awards
The following table shows grants of stock options to the Corporation’s Executive Officers for the year ended December 31, 2006.

		All Other Option Awards:	Exercise Price	Grant Date
		Number of Securities	of	Fair Value of
	Grant Date	Underlying Options	Option Awards	Option Awards
Name	(1)	(2) (#)	($)	($) (3)
Paul D. Tobias	N/A	N/A	N/A	N/A
C. James Bess	N/A	N/A	N/A	N/A
Kelly W. George	12/15/06	15,000	$10.65	$37,950
Eliot R. Stark	N/A	N/A	N/A	N/A
Ernie R. Krueger	12/15/06	10,000	$10.65	$25,300

(1)	In each case, the “Grant Date” reflects the day on which the Compensation Committee acted to approve the grant of the award. All awards were made under the Corporation’s 2000 Director and Officer Option Plan

(2)	This column shows the number of stock option shares granted to the named Executive officers in 2006.

(3)	The value of the awards represents the per share value of the option shares as calculated using the Black-Scholes methodology and reported in Footnote 17 of the Corporation’s 2006 Annual Report, multiplied by the stock option shares granted to the named executive officers.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information for each Executive Officer with respect to each option to purchase common shares that had not been exercised and remained outstanding at December 31, 2006.

	Option Awards
	Number of Securities	Number of Securities
	Underlying	Underlying
	Unexercised Options	Unexercised Options	Option Exercise	Option
	(#)	(#)	Price	Expiration
Name	Exercisable	Unexercisable	($)	Date
Paul D. Tobias (1)	70,502	79,503	9.75	12/15/14

C. James Bess	—	—

Kelly W. George (2)	4,000	16,000	12.00	06/10/15
	3,000	12,000	10.65	12/15/16

Eliot R. Stark (1)	50,359	56,788	9.75	12/15/14

Ernie R. Krueger (2)	2,000	8,000	12.00	06/10/15
	2,000	8,000	10.65	12/15/16

(1)	Options for Mr. Tobias and Mr. Stark vest within two years from the original grant date. The original 47% vested immediately after the market value of the Corporation’s common strock attained a price equal to or greater than 115% of the stock option exercise price. The remaining shares (53%) vest within two years from date of initial grant if the market value of the Corporation’s common stock is equal to or greater than 145% of the stock option exercise price.

(2)	Options for Mr. George and Mr. Krueger vest within four years from the original grant date. The initial 20% vested immediately. The remaining 80% vest over four years, provided that the market value of the common stock attains increased market value during the vesting period from 115% of stock option exercise price in the first year to 145% of stock option exercise price in the fourth year of vesting.
Option Exercises and Stock Vested Table
No Executive Officers exercised options during 2006.
Employment and Consulting Agreements
The Corporation has employment agreements with Executive Officers as described below.
Paul D. Tobias — Mr. Tobias’s agreement provides for him to be employed and appointed as our Chairman of the Board and the Chief Executive Officer of the Corporation and the Chairman of the Board of the Bank. He is to receive an initial annual base salary of $225,000, subject to annual increases by the Board. We are to develop an incentive plan or plans for annual cash bonuses to be awarded to eligible employees (including Mr. Tobias).
The agreement has an initial three-year term which renews for an additional year on each anniversary date of the agreement unless we or Mr. Tobias elects to not renew at least sixty (60) days prior to the renewal date. Mr. Tobias, in 2006, in agreement with the Corporation, did not renew his contract which now expires on December 13, 2009.
In addition to the compensation noted above, the agreement provides for health and other benefits to be provided to him at least substantially equivalent to other management employees holding comparable positions. The agreement also requires us to reimburse him for all reasonable out-of-pocket expenses in connection with his employment, including a car allowance of $750 per month and a per diem allowance for living expenses while in Manistique, Michigan, of at least $100 per day, not to exceed $1,000 in any calendar month, but subject to upward adjustment upon demonstration that the reasonable ordinary living expenses exceed the per diem amount. We have also agreed in the employment agreement to pay the reasonable costs of an office in Oakland County and a personal secretary and other assistance unless we otherwise provide him with an office and support staff in that county.
Under the agreement, Mr. Tobias was awarded options under the Corporation’s 2000 Stock Incentive Plan to purchase 150,005 shares of common stock at an exercise price of $9.75 per share.
If the agreement is terminated, we are to make termination payments in amounts and in a lump sum or over time depending on the reason the agreement is terminated. The table below summarizes the termination payments under the agreement.

REASON FOR TERMINATION	TERMINATION PAYMENTS

By us for cause	No termination payments required

By us without cause and not due to disability, or by the Executive for Good Reason	Three years; base salary, highest bonus and benefits

Death	One year; base salary and benefits

Disability	Two years; base salary and benefits, subject to reduction for long term disability benefits received by the Executive

Following a Change in Control, either by Executive Good Reason or by us other than for cause or disability	Lump sum; 300% of aggregate of base salary and highest bonus. Three years for benefits.

By Executive without Good Reason following a Change in Control	Lump sum; 100% of base salary and highest bonus

By mutual agreement	Per the mutual agreement
The agreement provides for a specified adjustment to the termination payments should they be determined to constitute a parachute payment under Section 280G of the Internal Revenue Code. The agreement also provides for us to pay interest at an annual rate equal to 120% of the applicable federal rate and to indemnify Mr. Tobias for expenses, including reasonable attorneys’ and consultants’ fees, incurred to collect any unpaid amounts. We are also required to indemnify him for costs and expenses, on an as incurred basis, as a result of any dispute or controversy, regardless of the outcome of the dispute or controversy.
The agreement includes confidentiality obligations of Mr. Tobias and provides that he will not engage in competitive activities while employed by us. If his employment is terminated, the restriction on Mr. Tobias’s competitive activities will continue after termination in certain instances for a period of 1 to 3 years, depending on the reason for the termination.
C. James Bess – Mr. Bess and the Corporation, on July 15, 2005, entered into an amendment of an original employment agreement dated August 10, 2004. This amended agreement replaced the original agreement, and provided for Mr. Bess to be employed as the Vice Chairman of the Corporation and the Bank. The agreement had an original term of two years. In February 2007, Mr. Bess and the Corporation agreed to a payout of the remaining term of the contract, amounting to $33,173, commensurate with Mr. Bess’ voluntary retirement from the Corporation and the Bank.
Kelly W. George — Mr. George’s agreement provides for him to be employed as our President and Chief Executive Officer of the Bank and President of the Corporation. He is to receive an initial annual base salary of $209,000, subject to annual increases by the Board. We are to develop an incentive plan or plans for annual cash bonuses to be awarded to eligible employees (including Mr. George).
The agreement has an initial 37-month term which renews for additional one-year terms after the initial employment period unless we or Mr. George elects not to renew prior to the termination date.
In addition to the compensation noted above, the agreement provides for health and other benefits to be provided to him at least substantially equivalent to other management employees holding comparable positions.

In addition to other benefits provided under the agreement the Corporation has agreed to purchase a supplemental disability insurance policy to provide for supplemental payments to those received under the Corporation’s current benefit plan that will bring total payments in the event of disability to not less than 80% of current base salary.
If the agreement is terminated, we are to make termination payments in amounts and in a lump sum or over time depending on the reason the agreement is terminated. The table below summarizes the termination payments under the agreement.

REASON FOR TERMINATION	TERMINATION PAYMENTS

By death, us for cause, or expiration of employment contract term	No termination payments required

By us without cause	One year base salary plus highest bonus from January 1, 2005 through the effective date of termination.

Disability	Benefits related to supplemental disability plan which would amount to not less than 80% of annual salary and benefits.

Following a Change in Control	Lump sum; 299% of aggregate of base salary and benefits for one year following change of control.

By mutual agreement	Per the mutual agreement
The agreement provides for a specified adjustment to the termination payments should they be determined to constitute a parachute payment under Section 280G of the Internal Revenue Code.
The agreement includes confidentiality obligations of Mr. George and provides that he will not engage in competitive activities while employed by us. If his employment is terminated, the restriction on his competitive activities will continue after termination in certain instances for a period of 1 to 3 years, depending on the reason for the termination.
Eliot R. Stark — Mr. Stark’s agreement provides for him to be employed and appointed as our Executive Vice President and Chief Financial Officer of the Corporation and the Bank. He is to receive an initial annual base salary of $200,000, subject to annual increases by the Board. We are to develop an incentive plan or plans for annual cash bonuses to be awarded to eligible employees (including Mr. Stark).
The agreement has an initial three-year term which renews for an additional year on each anniversary date of the agreement unless we or Mr. Stark elects to not renew at least sixty (60) days prior to the renewal date.
In addition to the compensation noted above, the agreement provides for health and other benefits to be provided to Mr. Stark at least substantially equivalent to other management employees holding comparable positions. The agreement also requires us to reimburse him for all reasonable out-of-pocket expenses in connection with his employment, including a car allowance of $750 per month and a per diem allowance for living expenses while in Manistique, Michigan, of at least $100 per day, not to exceed $1,000 in any calendar month, but subject to upward adjustment upon demonstration that the reasonable ordinary living expenses exceed the per diem amount. We have also agreed in the employment agreement to pay the reasonable costs of an office in Oakland County and a personal secretary and other assistance unless we otherwise provide him with an office and support staff in that county.
Under the agreement, Mr. Stark is to be awarded options under the Corporation’s 2000 Stock Incentive Plan to purchase 107,147 shares of common stock at an exercise price of $9.75 per share.
If the agreement is terminated, we are to make termination payments in amounts and in a lump sum or over time depending on the reason the agreement is terminated. The table below summarizes the termination payments under the agreement.

REASON FOR TERMINATION	TERMINATION PAYMENTS

By us for cause	No termination payments required

By us without cause and not due to disability, or by the Executive for Good Reason	Three years; base salary, highest bonus and benefits

Death	One year; base salary and benefits

Disability	Two years; base salary and benefits, subject to reduction for long term disability benefits received by the Executive

Following a Change in Control, either by Executive Good Reason or by us other than for cause or disability	Lump sum; 300% of aggregate of base salary and highest bonus. Three years for benefits.

By Executive without Good Reason following a Change in Control	Lump sum; 100% of base salary and highest bonus

By mutual agreement	Per the mutual agreement
The agreement provides for a specified adjustment to the termination payments should they be determined to constitute a parachute payment under Section 280G of the Internal Revenue Code. The agreement also provides for us to pay interest at an annual rate equal to 120% of the applicable federal rate and to indemnify Mr. Stark for expenses, including reasonable attorneys’ and consultants’ fees, incurred to collect any unpaid amounts. We are also required to indemnify him for costs and expenses, on an as incurred basis, as a result of any dispute or controversy, regardless of the outcome of the dispute or controversy.
The agreement includes confidentiality obligations of Mr. Stark and provides that he will not engage in competitive activities while employed by us. If his employment is terminated, the restriction on his competitive activities will continue after termination in certain instances for a period of 1 to 3 years, depending on the reason for the termination.
Ernie R. Krueger — Mr. Krueger’s agreement provides for him to be employed as our Executive Vice President and Chief Financial Officer of the Corporation and the Bank. He is to receive an initial annual base salary of $165,000, subject to annual increases by the Board. We are to develop an incentive plan or plans for annual cash bonuses to be awarded to eligible employees (including Mr. Krueger).
The agreement has an initial three-year term which renews for additional one-year terms after the initial employment period unless we or Mr. Krueger elects not to renew prior to the termination date.
In addition to the compensation noted above, the agreement provides for health and other benefits to be provided to Mr. Krueger at least substantially equivalent to other management employees holding comparable positions.
In addition to other benefits provided under the agreement the Corporation has agreed to purchase a supplemental disability insurance policy to provide for supplemental payments to those received under the Corporation’s current benefit plan that will bring total payments in the event of disability to not less than 80% of current base salary.
If the agreement is terminated, we are to make termination payments in amounts and in a lump sum or over time depending on the reason the agreement is terminated. The table below summarizes the termination payments under the agreement.

REASON FOR TERMINATION	TERMINATION PAYMENTS

By death, us for cause, or expiration of employment contract term	No termination payments required

By us without cause	One year base salary plus highest bonus paid from January 1, 2005 through effective date of termination.

Disability	Benefits related to supplemental disability plan which would amount to not less than 80% of annual salary and benefits.

Following a Change in Control, either by Executive Good Reason or by us other than for cause	Lump sum; 299% of aggregate of base salary and benefits for one year following change of control.

By mutual agreement	Per the mutual agreement

The agreement provides for a specified adjustment to the termination payments should they be determined to constitute a parachute payment under Section 280G of the Internal Revenue Code.
The following table shows potential payments to the Executive officers named in the Summary Compensation Table for cause, upon death or permanent disability, for Constructive Termination or without Cause and in connection with a Change in Control. The amounts shown assume that termination was effective December 31, 2006, and are estimates of the amounts that would be paid to the Executives upon termination. The actual amounts to be paid can only be determined at the actual time of an Executive’s termination.

			Change in
			Control
		Termination	Termination	Termination
		w/o Cause or	w/o Cause or	w/o Cause or
		by Executive for	by Executive for	by Executive w/o
Name	Benefit	Good Reason	Good Reason	Good Reason	Death	Disability
Paul D. Tobias	Three years; base salary and highest bonus	750,000	—	—	—	—
	Medical, dental, vision and other benefits	97,728	—	—	—	—
	One year; base salary	—	—	—	225,000	—
	Medical, dental, vision and other benefits	—	—	—	32,576	—
	Two years; base salary, subject to reduction for benefits received under the long term disability plan					550,000
	Medical, dental, vision and other benefits subject to reduction for long term disability benefits received by the Executive	—	—	—	—	65,152
	Lump sum; 300% of aggregate base salary and highest bonus.	—	750,000	—	—	—
	Three years; medical, dental, vision and other benefits	—	97,728	—	—	—
	Lump sum; 100% base salary and highest bonus	—	—	250,000	—	—

C. James Bess	N/A	N/A	N/A	N/A	N/A	N/A

Kelly W. George	Lump sum; one year base salary plus highest bonus from January 1, 2005 through effective date of termination	384,000	—	—	—	—
	Medical, dental, vision and other benefits	14,675	—	—	—	—
	Benefits related to supplemental disability plan which would amount to not less than 80% of annual salary until age 65 or death	—	—	—	—	167,200
	Lump sum; 299% of aggregate base salary	—	—	624,910	—	—
	Medical, dental, vision and other benefits	—	—	14,675	—	—

Eliot R. Stark	Three years; base salary and highest bonus	675,000	—	—	—	—
	Medical, dental, vision and other benefits	90,198	—	—	—	—
	One year; base salary	—	—	—	200,000	—
	Medical, dental, vision and other benefits	—	—	—	30,066	—
	Two years; base salary, subject to reduction for benefits received under the long term disability plan					40,000
	Medical, dental, vision and other benefits subject to reduction for long term disability benefits received by the Executive	—	—	—	—	60,132
	Lump sum; 300% of aggregate base salary and highest bonus.	—	675,000	—	—	—
	Three years; medical, dental, vision and other benefits	—	90,198	—	—	—
	Lump sum; 100% base salary and highest bonus	—	—	225,000	—	—

Ernie R. Krueger	Lump sum; one year base salary plus highest bonus from
	January 1, 2005 through effective date of termination	215,000	—	—	—	—
	Medical, dental, vision and other benefits	7,466	—	—	—	—
	Benefits related to supplemental disability plan which would amount to not less than 80% of annual salary until age 65 or death	—	—	—	—	132,000
	Lump sum; 299% of aggregate base salary	—	493,350	—	—	—
Compensation Committee Interlocks and Insider Participation
Members of the Compensation Committee who served during 2006 were Robert H. Orley (Chairman), Walter J. Aspatore and Randolph C. Paschke. All members are considered independent. No one who served on the Compensation Committee is or ever has been an officer or employee of the corporation or any of its subsidiaries.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with the Corporation’s management. Based on that review and discussion, the Compensation Committee recommended to the Board of Directors that that Compensation Discussion and Analysis be included in this proxy statement. The current Compensation Committee consists of Robert H. Orley (Chairman), Dennis B. Bittner, Joseph D. Garea and Randolph C. Paschke. The Committee members in 2006 were Robert H. Orley (chairman), Walter J. Aspatore and Randolph C. Paschke. This Committee report addresses the Corporation’s compensation policies and programs for the year ended December 31, 2006.
Compensation Discussion and Analysis
Decisions on the compensation of the Corporation’s Executive Officers in 2006 were made by the Board’s Compensation Committee comprised of nonemployee Directors.
Base Salary — Excluding consideration of other relevant factors, which may include individual performance, experience, expertise and tenure, the Committee intends to maintain the base salaries of the Corporation’s Executive Officers and senior managers within peer group levels.
Members of the Compensation Committee considered numerous factors, including individual performance, financial results of the Corporation, and relative peer compensation in rewarding 2006 bonuses to executive officers of the Corporation.
Annually, the Committee reviews and approves the Corporation’s annual salary structure and benefit programs for consideration by the entire Board of Directors. The Committee’s recommendation is based upon compensation levels established by the Corporation’s peers and evaluations by consultants.
Long-Term Incentives — To align the interests of its Executive Officers and senior managers with the Corporation’s shareholders, the Board’s compensation strategy provides for a 401(k) matching contribution and equity-based compensation under the Corporation’s stock compensation plans. Each of the Corporation’s compensation plans has been adopted by the Board of Directors, and the equity-based compensation plans have been approved by the Corporation’s shareholders.
Compensation Committee
Dennis B. Bittner       Joseph D. Garea       Robert H. Orley       Randolph C. Paschke
AUDIT COMMITTEE REPORT
The Corporation has established an Audit Committee of the Board of Directors, which currently consists of Randolph C. Paschke (Chairman), Dennis B. Bittner, and L. Brooks Patterson.
The Board of Directors has determined that each of the Audit Committee members is independent, as independence for Audit Committee members is defined in the listing standards of the Nasdaq Stock Market and the rules of the Securities and Exchange Commission. The Board of Directors has adopted a written Audit Committee Charter. A copy of the Charter is included as Appendix A to this Proxy.
The Audit Committee has reviewed and discussed the Corporation’s audited financial statements with management.
The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has considered the compatibility of the provision of non-audit services with maintaining the auditors’ independence.
The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board No. 1, (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for 2006 for filing with the Securities and Exchange Commission.
Audit Committee
Randolph C. Paschke       Dennis B. Bittner       L. Brooks Patterson
Principal Accountant Fees and Services
The following table summarizes fees for professional services rendered by Plante & Moran, PLLC, the principal accountant for the years ended December 31, 2006 and 2005:

	2006	2005
Audit fees (1)	$106,000	$131,116
Audit-related fees (2)	8,000	10,000
Tax fees (3)	17,140	17,500
All other fees (4)	41,659	44,899

Total fees	$172,799	$203,515

(1)	Audit fees consist of fees billed for professional services performed by Plante & Moran for the audit of the Company’s annual financial statements and internal control over financial reporting included in Form 10-K, the review of financial statements included in the Company’s 10-Q filings and services that are normally provided in connection with regulatory filings or engagements.

(2)	Represents fees for review and audit of employee 401(k) employee benefit plan.

(3)	Represents fees billed for tax services, including tax reviews and planning. For 2006, a majority of the fees in this category represent preparation of 2006 consolidated tax returns.

(4)	The majority of all other fees, $31,975, represent fees paid for regulatory compliance work performed.
The Audit Committee is required to review and pre-approve both audit and non-audit services to be provided by the independent auditor (other than with respect to de minimis exceptions permit by the Sarbanes-Oxley Act of 2002). During 2006, all services provided by Plante Moran, PLLC were pre-approved by the Audit Committee. To the extent required by the rules of the Nasdaq Stock Market or any other applicable legal or regulatory requirements, approval of non-audit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.
INDEBTEDNESS OF AND TRANSACTIONS WITH MANAGEMENT
Certain of the Directors and officers of the Corporation have had and are expected to have in the future, transactions with the Bank, or have been Directors or officers of corporations, or members of partnerships or limited liability companies, which have had and are expected to have in the future, transactions with the Bank. In the opinion of management, all such transactions (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and (iii) did not involve more than normal risk of collectibility or present other unfavorable features. The Corporation’s Board of Directors has responsibility for reviewing and approving transactions with related persons. The Corporation, as a general policy, approves transactions to related parties at essentially the same terms and conditions that apply to similar transactions it engages in or approves with non-related parties.

BENEFICIAL OWNERSHIP OF COMMON STOCK
As of April 26, 2007, no person was known by management to be the beneficial owner of more than 5% of the outstanding common stock of the Corporation, except as follows:

Name and Address of	Amount and Nature of	Percent of
Beneficial Owner	Beneficial Ownership	Class
Financial Stocks Capital	340,000 Common Shares	9.92%
Partners III LP 441 Vine Street, Suite 507 Cincinnati, OH 45202

Gerlach & Co.	300,000 Common Shares	8.75%
FBO Banc Fund V LP 208 LaSalle Street, Suite 1680 Chicago, IL 60604

Hot Creek Ventures 2, LP	300,000 Common Shares	8.75%
6900 South McCarran Blvd., Suite 3040 Reno, NV 89509

Raymond Garea	231,157 Common Shares	6.74%
31 Claremont Avenue Maplewood, NJ 07040

Wellington Management Company LLP	212,380 Common Shares	6.20%
75 State Street Boston, MA 02109

Dalton, Greiner, Hartman, Maher &	183,984 Common Shares	5.37%
Company 565 Fifth Avenue, Suite 2101 New York, NY 100147
The information in the following table sets forth the beneficial ownership of the Corporation’s common stock by each of the Corporation’s Directors, each of the Executive Officers listed in the Summary Compensation Table and by all current Directors and Executive Officers of the Corporation as a group, as of April 26, 2007. Except as noted, beneficial ownership is direct and the person indicated has sole voting and investment power.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Walter J. Aspatore	4,564		*
C. James Bess	-0-		—
Dennis B. Bittner	2,387		*
Joseph D. Garea	43,750		1.22%
Kelly W. George	7,000		*
Ernie R. Krueger	4,000		*
Robert H. Orley	27,641		*
Randolph C. Paschke	7,128		*
L. Brooks Patterson	2,000		*
Eliot R. Stark	76,000	(2)	2.12%
Paul D. Tobias	121,784	(3)	3.39%

All current Directors and Executive Officers as a group (10 persons)	296,254		8.30%

*	Less than 1.0%

(1)	Includes options for Mr. Aspatore (2,000), Mr. Bittner (2,325), Mr. George (7,000), Mr. Krueger (4,000), Mr. Orley (2,000), Mr. Paschke (2,000), Mr. Patterson (2,000), Mr. Stark (50,359), Mr. Tobias (70,502), and for all current Directors and Executive Officers as a group (142,186).

(2)	Includes 25,641 shares owned by Mr. Stark in his IRA account.

(3)	Includes 10,256 shares owned by Tobias Capital LLC, which is 35% owned by Mr. Tobias and his wife.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s officers and Directors, and persons who own more than 10% of the Corporation’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of filings furnished to and written representation regarding Form 5 filing obligations, the Corporation is not aware of any failure by any such person to file required reports on a timely basis.
SHAREHOLDER RETURN PERFORMANCE GRAPH
Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation’s common stock with that of the cumulative total return on the NASDAQ Bank Stocks Index and the NASDAQ Market Index for the five-year period ended December 31, 2006. The following information is based on an investment of $100, on December 31, 2001 in the Corporation’s common stock, the NASDAQ Bank Stocks Index, and the NASDAQ Market Index, with dividends reinvested. Between April 18, 2000 and August 30, 2001, the Corporation’s common stock was traded on the NASDAQ Bulletin Board. From August 31, 2001 to December 15, 2004, the Corporation’s common stock traded on the NASDAQ SmallCap Market under the symbol “NCFC.” Effective with the recapitalization and the 20:1 reverse stock split on December 16, 2004, the Corporation’s stock began trading on the NASDAQ Small Cap Market under the symbol “MFNC”.
COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG MACKINAC FINANCIAL CORPORATION
NASDAQ MARKET INDEX AND PEER GROUP INDEX
ASSUMES $100 INVESTED ON DECEMBER 31, 2001
ASSUMES DIVIDEND PAYMENTS REINVESTED
FISCAL YEARS ENDING DECEMBER 31

	2001	2002	2003	2004	2005	2006
Mackinac Financial Corporation	100.00	33.89	24.51	12.58	6.37	8.05
NASDAQ Bank Stocks Index	100.00	101.77	130.39	144.46	142.43	158.65
NASDAQ Market Index	100.00	69.75	104.88	113.70	116.19	128.12
Source: Hemscott, Inc, Richmond, Virginia.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
Independent Auditors
The financial statements of the Corporation for the year ended December 31, 2006 have been examined by Plante & Moran, PLLC, an independent registered public accounting firm. A representative of Plante & Moran, PLLC is expected to be at the meeting and will have an opportunity to make a statement and will be available to answer appropriate questions. Plante & Moran, PLLC has been appointed by the Audit Committee of the Board of Directors as the independent public accountants of the Corporation and its subsidiaries for the year ending December 31, 2007.
Changes of Accountants
There was no change of the Corporation’s independent public accountants during 2005 and 2006.
SHAREHOLDER PROPOSALS
A proposal submitted by a shareholder for the 2008 Annual Meeting of Shareholders must be sent to the Secretary of the Corporation, 130 South Cedar Street, Manistique, Michigan 49854 and must be received by the Corporation no later than December 29, 2007 to be eligible for inclusion in the Corporation’s proxy materials for the 2008 Annual Meeting of Shareholders under SEC Rule 14a-8. A shareholder proposal submitted outside of Rule 14a-8 under the Securities Exchange Act of 1934, must (i) comply with the requirements in the Corporation’s Bylaws and Articles of Incorporation as to form and content, and (ii) be received by the Corporation (a) at least 30 days prior to the meeting, or (b) not later than the close of business on the (10th) day following the date on which notice of the scheduled meeting was first mailed to the shareholders, if less than 40 days notice of the meeting is given by the Corporation, in order to be considered at the meeting.
OTHER MATTERS
A shareholder who intends to present a proposal to the 2008 Annual Meeting of Shareholders, other than pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must provide the Corporation with notice of such intention by at least March 13, 2008, or the persons named in the proxy to vote the proxies will have discretionary voting authority at the 2008 Annual Meeting with respect to any such proposal without discussion of the matter in the Corporation’s proxy statement.
The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth herein. If any other business should properly come before the meeting, the proxy will be voted regarding the matter in accordance with the best judgment of the persons authorized in the proxy, and discretionary authority to do so is included in the proxy.
The cost of soliciting proxies will be borne by the Corporation. If requested, the Corporation will reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy materials to their principals. In addition to solicitation by mail, officers and other employees of the Corporation and its subsidiaries may solicit proxies by telephone, facsimile or in person, without compensation other than their regular compensation.
The Annual Report of the Corporation for 2006 is included with this proxy statement. Copies of the report will also be available for all shareholders attending the annual meeting.
THE ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED FREE TO SHAREHOLDERS UPON WRITTEN REQUEST. WRITE SHAREHOLDER RELATIONS DEPARTMENT, MACKINAC FINANCIAL CORPORATION, 130 SOUTH CEDAR STREET, MANISTIQUE, MICHIGAN 49854.
Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF MACKINAC FINANCIAL CORPORATION
I. Purpose
     The Audit Committee is established by the Board of Directors for the primary purpose of assisting the Board in overseeing the accounting and financial reporting process of the Company, the audits of the Company’s financial statements, and internal control and audit functions.
     The Audit Committee serves a board level oversight role where it oversees the relationship with the independent auditor, as set forth in this Charter. The Audit Committee should provide an open avenue of communication among the independent auditor, financial and senior management, the internal auditing function, and the Board of Directors.
     The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisers as it deems appropriate to perform its duties and responsibilities.
     The Company shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisers that the audit committee chooses to engage.
     The Audit Committee will primarily fulfill its responsibilities by carrying out the activities listed in Section III of this Charter. The Audit Committee will report to the Board of Directors periodically regarding the performance of its duties.
II. Composition and Meetings
Composition
     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an “independent director” for purposes of Audit Committee membership in accordance with the rules of The Nasdaq Stock Market and any other applicable legal or regulatory requirements. Each member of the Audit Committee shall be free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement, and have a working familiarity with basic finance and accounting practices.
     The Board shall determine whether at least one member of the Audit Committee qualifies as an “audit committee financial expert” in compliance with the criteria established by the Securities and Exchange Commission (“SEC”) and any other applicable regulatory requirement. The existence of such member, including his or her name and whether or not he or she is independent, shall be disclosed in periodic filings as required by the SEC.
Appointment and Removal
     The members of the Audit Committee shall be designated by the Board of Directors annually and shall serve until such member’s successor is duly designated or until such members earlier resignation or removal. Any member of the Audit Committee may be removed, with or without cause, by a majority vote of the Board.
     Unless a chairperson is elected by the full Board, the members of the Audit Committee may designate a chairperson by majority vote of the full Audit Committee membership. The chairperson shall chair the meetings of the Audit Committee that he or she attends, and may set the agenda for the meetings of the Audit Committee.
Meetings
     The Audit Committee shall ordinarily meet at least four times annually, or more frequently as circumstances dictate. Any member of the Audit Committee may call a meeting of the Audit Committee. The Audit Committee shall meet in executive session, absent members of management, at least twice a year, and on such terms and conditions as the Audit Committee may elect. Such executive sessions may be held in conjunction with regular meetings of the Audit Committee. As part of its job to foster open communication, the Audit Committee should meet periodically with management, the director of the internal auditing function and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

III. Responsibilities And Duties
     To fulfill its responsibilities and duties the Audit Committee shall:
Documents, Reports, and Accounting Information Review
1. Review this Charter at least annually, and recommend to the Board of Directors any changes to this Charter that the Audit Committee considers necessary or appropriate.
2. Review and discuss with management the Company’s annual financial statements, quarterly financial statements, and all internal controls reports (or summaries of the reports).
3. Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K. Review with financial management and the independent auditors each Quarterly Report on Form 10-Q prior to its filing.
4. Review, or have a member of the Audit Committee review, earnings press releases with management, including review of “pro-forma” or “adjusted” non-GAAP information.
5. Review the regular internal reports (or summaries of the reports) to management prepared by the internal auditing department and management’s response.
Independent Auditor
6. Have the sole authority and responsibility to select, evaluate, determine compensation of, and where appropriate, replace the independent auditor. The independent auditor shall report directly to the Audit Committee. The Audit Committee shall review the performance of the independent auditor at least annually and make determinations regarding the appointment or termination of the independent auditor. The Audit Committee shall oversee the resolution of disagreements between management and the independent auditor in the event that they arise.
7. On an annual basis, review and discuss with the independent auditor all significant relationships the auditor has with the Company to determine the auditor’s independence. The Audit Committee shall consider whether the auditor’s performance of permissible nonaudit services is compatible with the auditor’s independence.

8. Review with the independent auditor any problems or difficulties that the independent auditor brings to the attention of the Audit Committee and management’s response. Review the independent auditor’s attestation and report on management’s internal control report. Hold discussions at which the independent auditor may discuss with the Audit Committee the following:
•	all critical accounting policies and practices;

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

•	other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences; and

•	an analysis of the auditor’s judgment as to the quality of the Company’s accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.
9. At least annually, obtain and review a report by the independent auditor describing:
•	the firm’s internal quality control procedures;

•	any material issues raised by the most recent internal quality-control review, peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

•	all relationships between the independent auditor and the Company, in order to assess the auditor’s independence.
10. Review and preapprove both audit and nonaudit services to be provided by the independent auditor (other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one or more designated members of the Audit Committee with any such preapproval reported to the Audit Committee at its next regularly scheduled meeting. To the extent required by the rules of The Nasdaq Stock Market or any other applicable legal or regulatory requirements, approval of nonaudit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

11. Review hiring policies, compliant with governing laws or regulations, for employees or former employees of the independent auditor.
Financial Reporting Processes and Accounting Policies
12. In consultation with the independent auditor and the internal auditors, review the integrity of the organization’s financial reporting processes (both internal and external), and the internal control structure (including disclosure controls). Meet with representatives of the disclosure committee on a periodic basis to discuss any matters of concern arising from the disclosure committee’s quarterly process to assist the Chief Executive Officer and Chief Financial Officer in their Sarbanes-Oxley Act of 2002 Section 302 certifications.
13. Review with management major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.
14. Review analyses prepared by management (and the independent auditor as noted in item 8 above) setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.
15. Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.
16. Review and approve all related party transactions to the extent required by applicable rules of The Nasdaq Stock Market.
17. Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting, or auditing matters.
18. Establish and maintain procedures for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.
Internal Audit
19. Review and advise on the selection and removal of the internal audit manager.
20. Review activities, organizational structure, and qualifications of the internal audit function.

21. Periodically review with the internal audit manager any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function’s work.
Ethical Compliance
22. Establish, review and update as the Audit Committee deems necessary or appropriate a code of ethics for the principal executive officer and senior financial personnel of the Company in accordance with applicable law, rules and regulations.
Other Responsibilities
23. Prepare the report of the Audit Committee that the SEC requires be included in the Company’s annual proxy statement.
24. Annually, perform a self-assessment relative to the Audit Committee’s purpose, duties and responsibilities.

CHARTER OF THE NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS OF
MACKINAC FINANCIAL CORPORATION
I. PURPOSE
The purpose of the Nominating Committee (the “Committee”) is to provide assistance to the Board of Directors in the selection of candidates for election to the Board of Directors, including identifying, as necessary, new candidates who are qualified to serve as directors of the Corporation, recommending to the Board of Directors the candidates for election to the Board.
II. COMMITTEE COMPOSITION
The Committee is established pursuant to Article IV, Section 1, 2 and 3 of the By-Laws of the Mackinac Financial Corporation (The “Corporation”). The members of the Committee and its Chairperson are appointed annually by the Board, based on the recommendation of the Committee, and serve until their successors are duly elected and qualified. The Committee will consist of no fewer than three members who fully satisfy the independence requirements of NASDAQ and SEC and shall meet any other standards of independence as may be prescribed for purposes of any federal securities or other laws relating to the Committee’s duties and responsibilities.
Any member appointed by the Board may be removed by the Board whenever, in its judgment, the best interests of the Committee and the company will be served thereby. Members may resign from the Committee upon written resignation being duly submitted to and approved by the Board.
III. AUTHORITY
The Committee may delegate to its Chairperson such power and authority as the Committee deems to be appropriate, except such powers and authority required by law to be exercised by the whole Committee or by a subcommittee, which the Committee has the authority to form and delegate to, consisting of one or more Committee members, when appropriate.
The Committee shall have the sole authority to retain and terminate any search firm to be used to identify Director candidates and shall have sole authority to approve the search firm’s fees and other retention terms.
The Committee shall have authority to obtain advice and assistance from internal or external legal, accounting, or other advisors.

IV. MEETINGS
The Committee shall meet as often as the Committee or the Committee Chairperson determines, but not less frequently than annually.
The Committee may conduct its business and affairs at any time or location it deems appropriate. Attendance and participation in a meeting may take place by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Any action to be taken at any meeting of the Committee may be taken without a meeting, if all members of the Committee consent thereto in writing and such writing or writings are filed with the minutes of the Committee. All decisions of the Committee shall be determined by an affirmative vote of the majority of members in attendance. A quorum of the Committee shall be established when a majority of the members of the Committee are present.
V. RESPONSIBILITIES OF THE COMMITTEE
The following activities are set forth as a guide with the understanding that the Committee may diverge from this guide in accordance with applicable law.
Exhibit 1
Nomination / Re-nomination Criteria
With respect to each person proposed to be nominated, the Committee shall be provided with the following information: (i) the name, address (business and residence), date of birth, principal occupation or employment of such person (present and for the past five (5) years); (ii) the number of shares of the Corporation such person beneficially owns (as such term is defined by Section 13(d) of the Securities Exchange Act of 1934, as amended ([the “Exchange Act”]; and (iii) any other information relating to such person that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to Section 14(a) of the Exchange Act. The Corporation may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such person to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in the Bylaws.
Minimally, these criteria should address the level of director attendance, preparedness, participation, and candor.
A.	Directorship Management
1.	The Committee shall establish guidelines for selecting candidates for election to the Board of Directors, and periodically review and amend such guidelines as the Committee deems necessary or appropriate. (Guidelines are attached as Appendix A)

2.	The Committee shall identify, as necessary, potential candidates for nomination as Directors, in such manner as the Committee deems appropriate.

3.	The Committee shall review the qualifications of candidates for Board memberships, including candidates nominated by shareholders in accordance with the Corporation’s By-Laws.

4.	The Committee shall recommend to the Board the number of Directors to be elected and a slate of nominees for election as Directors at the Corporation’s annual meeting of shareholders.

5.	The Committee shall recommend to the Board persons to be appointed as Directors in the interval between annual meetings of the Corporation’s shareholders.

6.	The Committee shall recommend to the Board standards for determining outside director independence consistent with the requirements of NASDAQ, Sarbanes Oxley Act of 2002 and other legal or regulatory corporate governance requirements and review and assess these standards on a periodic ongoing basis.

7.	The Committee shall review the qualifications and independence of the members of the Board and its various committees on a periodic basis and make any recommendations the Committee members may deem appropriate from time to time concerning any recommended changes in the composition of the Board and its committees.

8.	The Committee shall confirm that the Corporation has provided for director orientation and has established a means by which directors can obtain continuing education.
B.	Annual Evaluation
1.	The Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any proposed changes to this Charter.

2.	The Committee shall annually review its performance.
C.	General
1.	The Committee shall report regularly to the Board on its activities.

2.	The Committee shall maintain minutes of its meetings and records relating to those meetings and the Committee’s activities.

3.	Unless the Committee member has knowledge that makes reliance unwarranted, Committee members, in discharging their duties to the Corporation, may rely on information, opinions, reports, or statements, any of which may be written or oral, formal or informal, including financial statements, valuation reports, and other financial data, if prepared or presented by: (a) one or more officers or employees of the Corporation whom the Committee member believes in good faith to be reliable and competent in the matters presented; (b) legal counsel, independent auditors, or other persons as to matters which the Committee member believes in good faith to be within the professional or expert competence of such person; or (c) another committee of the Board of which the Committee member is not a member if the Committee member believes in good faith that such committee merits confidence.
This Charter was approved by the Board of Directors of the Corporation on March 24, 2004.

APPENDIX A

GUIDELINES FOR SELECTING BOARD OF DIRECTOR CANDIDATES
OF MACKINAC FINANCIAL CORPORATION
In considering possible candidates for election as a director, the Nominating Committee and the other directors should recognize that the contribution of the Board of Directors will depend not only on the character and capacities of the directors taken individually but also on their collective strengths, and should be guided in general by the following guidelines.
The Board of Directors should be composed of:
1.	Directors who will bring to the Board a variety of experience and backgrounds.

2.	Directors who will form a central core of business executives with substantial senior management experience and financial expertise.

3.	Directors who have substantial experience outside the business community (i.e., in government or advanced academia).

4.	Directors who will represent the balanced, best interests of the shareholders as a whole and the interests of the Corporation’s stakeholders, as appropriate, rather than special interest groups or constituencies.

5.	A majority of directors who are independent. A director is “independent” if he or she meets the requirements for independence set forth.
Each director should:
1.	Be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others.

2.	Be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director.

3.	Possess substantial and significant experience which would be of value to the Corporation in the performance of the duties of a director.

4.	Have sufficient time available to devote to the affairs of the Corporation in order to carry out the responsibilities of a director.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY MACKINAC FINANCIAL CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
     The undersigned hereby appoints Paul D. Tobias and Kelly W. George, or either of them, with power of substitution in each, proxies to vote, as designated hereon, all of the undersigned’s shares of Common Stock of MACKINAC FINANCIAL CORPORATION, at the Annual Meeting of Shareholders to be held at The Community House, 380 S. Bates Street, Birmingham, MI 48009, on May 24, 2007, at 4:00 p.m., EST and any and all adjournments thereof:

			With-	For All
		For All	hold All	Except
1.	Election of Directors (except as marked to the contrary below):	☐	☐	☐

Eliot R. Stark Paul D. Tobias

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.
     The Board of Directors recommends a vote “FOR” the nominees listed above.
     Properly executed proxies will be voted as marked and, if not marked, will be voted “FOR” all of the nominees.
YOUR VOTE IS IMPORTANT.
     Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly returning your completed proxy in the enclosed postage-paid envelope which is addressed to our tabulation service at:
Registrar and Transfer Company
10 Commerce Drive
Cranford, New Jersey 07016-3572

Please be sure to sign and date this Proxy in the box below.	Date

Shareholder sign above	Co-holder (if any) sign above

é       Detach above card, sign, date and mail in postage paid envelope provided.       é
MACKINAC FINANCIAL CORPORATION
130 SOUTH CEDAR STREET
MANISTIQUE, MICHIGAN 49854

     Please date, sign exactly as your name appears hereon, and mail promptly in the enclosed envelope which requires no postage if mailed in the United States. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. If shares are held jointly both owners must sign.
PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.